SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 193
(Amendment No. )

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Quantum Corporation
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QUANTUM CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
September 13, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Quantum Corporation (the “Company” or “Quantum”), a Delaware corporation, will be held on Thursday, September 13, 2001 at 10:00 a.m., pacific standard time, at Quantum’s principal executive offices located at 501 Sycamore Drive, Milpitas, California 95035, for the following purposes:

1.	To elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 31, 2002;

3.	To approve and ratify an amendment to the Company’s 1996 Board of Directors Stock Option Plan for the purpose of increasing the number of shares reserved for issuance thereunder by 600,000 shares;

4.	To approve and ratify the adoption of the Executive Officer Incentive Plan; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on July 16, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

By Order of the Board of Directors,

/s/ Shawn D. Hall Shawn D. Hall Secretary

Milpitas, California July 27, 2001

QUANTUM CORPORATION

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of Quantum Corporation (the “Company” or “Quantum”) for use at the Annual Meeting of Stockholders to be held Thursday, September 13, 2001 at 10:00 a.m., pacific standard time, or at any adjournment or postponement thereof (the “Annual Meeting” or “Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s principal executive offices located at 501 Sycamore Drive, Milpitas, California 95035. The Company’s telephone number is (408) 894-4000.

     These proxy solicitation materials were mailed on or about July 27, 2001 to all stockholders of record at the close of business on July 16, 2001 (the “Record Date”). A copy of the Company’s Annual Report to Stockholders for the year ended March 31, 2001 (“Fiscal 2001”), including financial statements, was sent to the stockholders prior to or concurrently with this Proxy Statement.

Record Date; Outstanding Shares

     Stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting. At the Record Date, 161,487,466 shares of the Company’s Common Stock, $0.01 par value (the “Common Stock”) were issued and outstanding. The closing price of the Common Stock on the Record Date, as reported by the New York Stock Exchange, was $10.05 per share.

     Until the beginning of fiscal year 2002, Quantum operated its business through two separate business groups: the DLT & Storage Systems group (“DSS”) and the Hard Disk Drive group (“HDD”), that were represented by two classes of Quantum common stock, DSS common stock (“DSS Common Stock”) and HDD common stock (“HDD Common Stock”), referred to as “tracking stocks,” which were intended to track the respective businesses of each group. On March 30, 2001, Quantum’s stockholders approved the disposition of the HDD group (the “Maxtor Transaction”) to Maxtor Corporation (“Maxtor”). On April 2, 2001, each authorized share of HDD Common Stock was exchanged for 1.52 shares of Maxtor common stock. As a result, Quantum now consists solely of DSS, and, therefore, DSS Common Stock is no longer a tracking stock, but is now the Common Stock of Quantum Corporation.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company (currently Shawn D. Hall) at or before the taking of the vote at the Meeting, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the Secretary of the Company, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Meeting.

Voting and Solicitation

     Each share of Common Stock has one vote, as provided in the Company’s Amended and Restated Certificate of Incorporation. Accordingly, a total of 161,487,466 votes may be cast at the Meeting. The Common Stock votes together as a single class on all matters covered by this proxy statement. For voting with respect to the election of directors, stockholders may cumulate their votes. See “PROPOSAL ONE — ELECTION OF DIRECTORS — REQUIRED VOTE.”

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Morrow & Co., Inc. (the “Solicitor”) to aid in the solicitation of proxies. The Company estimates that it will pay the Solicitor a fee not to exceed $7,500 for its services and will reimburse the Solicitor for certain out-of-pocket expenses. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, telefax, email or otherwise.

Stockholder Proposals

     Proposals of stockholders of the Company which are to be presented by such stockholders at the Company’s Annual Meeting for the year ended March 31, 2002 (“2002 Annual Meeting”) must be received by the Secretary of the Company no later than May 16, 2002 to be considered for inclusion in the proxy materials relating to that meeting. Alternatively, under the Company’s Bylaws, a proposal that the stockholder does not seek to include in the Company’s proxy materials must be received by the Secretary of the Company for the 2002 Annual Meeting not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The stockholder’s submission must include the information specified in the Company’s Bylaws.

     Proposals not meeting these requirements will not be entertained at the annual meeting. Stockholders should contact the Secretary of the Company in writing at 501 Sycamore Drive, Milpitas, CA 95035 to make any submission or to obtain additional information as to the proper form and content of submissions.

     The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

Quorum; Abstentions; Broker Non-Votes

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR”, “AGAINST”, “WITHHOLD ALL”, “FOR ALL EXCEPT” or “ABSTAIN” on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote (the “Votes Cast”) at the Annual Meeting with respect to such matter. Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, votes that are withheld from a candidate in the election of directors have no impact once a quorum exists.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore be counted only for purposes of determining the presence or absence of a quorum and will not be considered Votes Cast. Accordingly, broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s Section 16 officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Such executive officers, directors and greater than ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such reports received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during Fiscal 2001, all Section 16(a) filing requirements applicable to its Section 16 officers, directors and greater than ten-percent stockholders were complied with, except for one late Form 3 filing made by Kevin J. Kennedy in March 2001.

PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

     The Company’s Board of Directors (the “Board”) currently consists of six (6) persons. All six (6) directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for management’s nominees named below. Each nominee has consented to be named as a nominee in the proxy statement and to serve as a director if elected. In the event that any management nominee becomes unable or declines to serve as a director, the proxies will be voted for any nominee who shall be designated by the current Board to fill the vacancy. In the event that additional persons are nominated at the time of the Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will ensure the election of as many of the nominees listed below as possible (or, if new nominees have been designated by the Board, in such a manner as to elect such nominees). In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

     The Board’s key roles include, but are not limited to, selection and evaluation of the Chief Executive Officer and other members of senior management, advising the Chief Executive Officer and the management team on strategic goals and directions for the Company, approval of material acquisitions or strategic partnerships that support the Company’s goals and providing general guidance and counsel to senior management. The criteria used by the Company in nominating directors include: a nominee’s knowledge and familiarity with high technology companies, a nominee’s prior board experience and a nominee’s personal characteristics, including objectivity, integrity and independence of judgment. The Company believes its current board members meet each of these criteria.

     The names of the nominees, all of whom are currently directors of the Company, and certain information about them as of July 10, 2001, are set forth below.

Name of Nominee	Age	Director Since	Principal Occupation Since
Stephen M. Berkley	57	1987	President of SMB Associates, 1992

David A. Brown	56	1988	Retired management consultant to various high technology companies, 1992

Michael A. Brown	42	1995	Chief Executive Officer of Quantum, 1995; Chairman of the Board of Quantum, 1998

Edward M. Esber, Jr.*†	49	1988	President and Chief Executive Officer of The Esber Group, 1991

Kevin J. Kennedy*	45	2001	Senior Vice President, Cisco Systems Inc., 1994

Gregory W. Slayton*†	41	2000	President, Chief Executive Officer and Director, ClickAction Inc., 1997

*	Member of Audit Committee.

†	Member of Compensation Committee.

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five (5) years. There is no family relationship between any director or executive officer of the Company.

     Mr. Stephen M. Berkley joined the Company in October 1981 as Vice President, Marketing. In October 1983, he became the founding President and Chief Executive Officer of Plus Development Corporation, then a wholly-owned subsidiary of the Company (“Plus”), where he continued to serve as such until July 1988. From May 1987 to March 1992, he served as Chairman of the Board and Chief Executive Officer of Quantum. From April 1992 to July 1993, Mr. Berkley served as Chairman of the Board of both Quantum and Plus. From August 1995 to May 1998, Mr. Berkley served as Chairman of the Board of Quantum. Mr. Berkley served as Chairman of the Board and Chief Executive Officer of Coactive Computer Corporation, a computer networking company (“Coactive”), from February 1993 to June 1993 and from June 1993 to July 1994 he served solely as Chairman of the Board of Coactive. Mr. Berkley has been an investor in and has served as a consultant to various high technology firms since May 1992. Mr. Berkley also served as a member of the Board of Directors of Edify Corporation until it was merged with Security First Corporation in November 1999.

     Mr. David A. Brown, a founder of the Company, has been with the Company since its inception in February 1980. Initially, Mr. Brown served as Vice President of Engineering of the Company. In 1983, he co-founded Plus and became its Executive Vice President of Operations. He returned to Quantum in September 1986 to lead the engineering organization and direct Quantum’s effort in the 3½-inch disk drive market. From May 1987 to April 1990, Mr. Brown served as President of the Company and from April 1990 to February 1992, he served as its Vice Chairman of the Board of Directors and Chief Operating Officer. Mr. Brown has also been a management consultant and board member for various high technology companies since February 1992. Mr. Brown is also a member of the Board of Directors of HearMe, Inc.

     Mr. Michael A. Brown has been Chairman of the Board and Chief Executive Officer since 1998 and 1995, respectively. Mr. Brown was President of the Desktop Storage Division from 1993 to 1995 and Executive Vice President responsible for all disk drive operations from 1992 to 1993. Previously, Mr. Brown held senior positions in product and marketing management since joining Quantum’s marketing organization in August 1984. Before joining Quantum, Mr. Brown served in the marketing organization at Hewlett-Packard and provided management consulting services at Braxton Associates. Mr. Brown is also a member of the boards of Maxtor Corporation, a public hard disk drive manufacturing company, Digital Impact, Inc., a public internet marketing company, and Global Fortress, Inc., a Canadian company that identifies and evaluates potential acquisition targets.

     Mr. Edward M. Esber, Jr. has been President and Chief Executive Officer of The Esber Group, a high technology consulting firm, since 1991. He served as Chairman of the Board of Solopoint, Inc., a personal communications management products company (“Solopoint”), from March 1998 to December 2000. From October 1993 to March 1998, he served as a director of Solopoint and also served as President and Chief Executive Officer of Solopoint from October 1995 to March 1998. He served as Chairman, President and Chief Executive Officer of Creative Insights, Inc., a computer toys company, from March 1994 to June 1995. From May 1993 to May 1994, he was President and Chief Operating Officer of Creative Labs, Inc., a multimedia company. Mr. Esber is also a member of the boards of Direct Capital Markets, Inc., a private company servicing the online financial services industry, and Mobile Insights, Inc., a private company specializing in mobile computing and data communications services.

     Mr. Kevin J. Kennedy has been with Cisco Systems, Inc. since 1994 and is currently Senior Vice President of the IOS Technologies Division and the Service Provider Line of Business. Prior to joining Cisco, Mr. Kennedy spent 17 years at Bell Laboratories where he was responsible for product definition and development.

     Mr. Gregory W. Slayton has been President, Chief Executive Officer and a Director of ClickAction Inc., a public e-marketing services company, since December 1997. From March 1996 to July 1997, Mr. Slayton was the President, Chief Operating Officer, and a Director of ParaGraph International, a VRML tools provider. In August 1994, Mr. Slayton co-founded Worlds, Inc. and served as Senior Vice President and Chief Financial Officer until November 1995. Prior to founding Worlds, Inc., Mr. Slayton served as Vice President and Chief Financial Officer of the Paramount Technology Group at Paramount Communications Inc. Mr. Slayton was also previously a management consultant with McKinsey & Company for four years. Mr. Slayton serves on the Board of Directors of ClickAction, inTest Corporation, a public company providing products and services to the semiconductor manufacturing industry, Synesis, Inc., a private company providing Organizational IQ consulting services and Opportunity International, a non-profit organization.

Board Meetings and Committees

     The Board of Directors of the Company held a total of eight (8) meetings during Fiscal 2001. During the fiscal year ended March 31, 2001, no director attended fewer than 75% of the meetings of the Board of Directors and the meetings of committees, if any, upon which such director served.

     The Audit Committee of the Board currently consists of Mr. Esber, Chairman of the Committee, Mr. Slayton and Mr. Kennedy. The Audit Committee, which generally meets prior to quarterly earnings releases, recommends engagement of the Company’s independent auditors and is primarily responsible for approving the services performed by the Company’s independent auditors and for reviewing and evaluating the Company’s financial statements and its systems of internal accounting controls. The Audit Committee held a total of four (4) meetings during Fiscal 2001.

     The Compensation Committee of the Board currently is composed of Mr. Slayton, Chairman of the Committee and Mr. Esber. The Compensation Committee, which generally meets in conjunction with Board meetings and, as deemed necessary by the Board of Directors, reviews and approves the Company’s executive compensation policy and makes recommendations concerning the Company’s employee benefit policies. The Compensation Committee held a total of five (5) meetings during Fiscal 2001.

     The Board does not have a nominating committee or any committee performing such function.

Director Compensation

     During Fiscal 2001, each director who was not an employee of the Company (“Outside Director”) received an annual retainer of $34,000. The Chairman of the Audit Committee and Chairman of the Compensation Committee each received an additional $7,500 per year. In addition, each Outside Director was paid $1,250 per day for any Board meeting attended and $1,000 per committee meeting attended. Outside Directors may also receive consulting fees for projects completed at the request of management. Employee directors are not compensated for their service on the Board or on committees of the Board.

     Options may be granted to Outside Directors under the Company’s 1996 Board of Directors Stock Option Plan (“Director Plan”), which was approved by the Company’s stockholders at the 1996 Annual Meeting of Stockholders. The Board, in its discretion, selects Outside Directors to whom options may be granted, the time or times at which such options may be granted, the number of shares subject to each grant and the period over which such options become exercisable. All options granted to Outside Directors under the Director Plan contain the following provisions: the exercise price per share of Common Stock is 100% of the fair market value of the Company’s Common Stock on the date the option is granted; the term of the option may be no more than ten years from the date of grant; and the option may be exercised only while the Outside Director remains a director or within 90 days after the date he or she ceases to be a director of the Company; upon a proposed liquidation or dissolution of the Company, the options will terminate immediately prior to such action; and in the event of a merger or sale of substantially all of the Company’s assets, each option may be assumed or an equivalent option substituted by the successor corporation. The Board may at any time amend, alter, suspend or discontinue the Director Plan, subject to stockholder approval in certain circumstances.

     During Fiscal 2001, Mr. Berkley, Mr. David Brown, Mr. Slayton and Mr. Esber each received an option to purchase 6,250 shares of HDD Common Stock at an exercise price of $11.375 per share and an option to purchase 12,500 shares of DSS Common Stock at an exercise price of $9.5625 per share. At the closing of the Maxtor Transaction, each director’s option to purchase 6,250 shares of HDD Common Stock was converted into an option to purchase 5,689 shares of DSS Common Stock at an exercise price of $12.4953 per share.

Compensation Committee Interlocks and Insider Participation

     The members of the Company’s Compensation Committee are Gregory W. Slayton, Chairman of the Committee, and Edward M. Esber, Jr. None of the members of the Compensation Committee is currently, nor has any been at any time since the formation of the Company, an officer or employee of the Company.

Required Vote

     Each stockholder voting in the election of directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled. Alternatively, a stockholder may distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes for a candidate unless such candidate’s name has been properly placed in nomination according to the Company’s Bylaws and notice of the intention to cumulate votes is received at the principal executive offices of the Company at least twenty (20), and no more than sixty (60), days prior to the Annual Meeting. The proxy holders may exercise discretionary authority to cumulate votes and to allocate such votes among management’s nominees in the event that additional persons are nominated at the Annual Meeting for election of directors.

     If a quorum is present and voting, the six nominees for director receiving the highest number of votes will be elected to the Board. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. See “INFORMATION CONCERNING SOLICITATION AND VOTING—Quorum; Abstentions; Broker Non-Votes.”

MANAGEMENT RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Ernst & Young LLP as the Company’s independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 2002. The Board of Directors recommends that stockholders vote for ratification of such appointment. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection. A representative of Ernst & Young LLP is expected to be available at the Annual Meeting with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the Votes Cast is required to ratify the appointment of Ernst & Young LLP.

     MANAGEMENT RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

PROPOSAL THREE
APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPANY’S 1996 BOARD OF
DIRECTORS STOCK OPTION PLAN FOR THE PURPOSE OF INCREASING THE NUMBER OF
SHARES RESERVED FOR ISSUANCE THEREUNDER BY 600,000 SHARES

     The Company is asking stockholders to approve an amendment (“Amendment”) to the 1996 Board of Directors Stock Option Plan (the “Director Plan”) to increase the number of shares of the Company’s common stock (“Shares”) reserved for issuance under the Director Plan from 600,000 to 1,200,000 so that the Company can continue to use the Plan to achieve the Company’s goals. In May 2001, the Board approved the Amendment to the Director Plan, subject to approval from stockholders at the Annual Meeting. The Company’s directors have an interest in this proposal.

     A total of 600,000 Shares were previously reserved for issuance under the Director Plan. As of July 16, 2001, 753,702 Shares were subject to outstanding awards granted under the Director Plan, and 446,298 Shares remained available for any new awards to be granted in the future, subject to approval from stockholders of the Amendment at the Annual Meeting. Approval from stockholders of the Amendment to increase the number of Shares reserved under the Director Plan by 600,000 will also constitute approval of options to purchase 153,702 Shares granted to non-employee directors during fiscal year 2001, including 80,946 options to purchase Common Stock converted from HDD options at the closing of the Maxtor Transaction.

     The Company believes strongly that the approval of the Amendment to the Director Plan is essential to its continued success. Stock options are vital to the Company’s ability to attract and retain outstanding and highly skilled individuals to serve on the Board. The Board believes that the Amendment to the Director Plan is necessary to provide sufficient Shares to continue to provide meaningful long-term, equity-based incentives to present and future non-employee directors.

     The following paragraphs provide a summary of the principal features of the Director Plan, as amended, and its operation. The Director Plan, as amended, is set forth in its entirety as Appendix A to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix A.

PURPOSE

     The purposes of the Director Plan are to attract and retain the best available individuals for service as non-employee directors of the Company (“Outside Directors”), to provide additional incentive to the Outside Directors and to encourage their continued service on the Board. The Director Plan permits the grant of stock options to Outside Directors.

ADMINISTRATION

     The Director Plan is administered by the Board, who receive no additional compensation for such service. All questions or interpretation or application of the Director Plan are determined by the Board, whose decisions are final and binding upon all participants.

     If an option expires or is cancelled without having been fully exercised or vested, the unvested or cancelled Shares generally will be returned to the available pool of Shares reserved for issuance under the Director Plan. Also, if the Company experiences a stock split, stock dividend or other change in its capital structure, the Board has discretion to adjust the number of Shares available for issuance under the Plan and the outstanding options, as appropriate to reflect the stock dividend or other change.

ELIGIBILITY

     Options under the Director Plan may be granted only to Outside Directors of the Company. As of the Record Date, there were five (5) Outside Directors of the Company, all of whom have been nominated to serve as directors for the 2002 fiscal year. The Board, in its discretion, selects the Outside Directors to whom options may be granted, the time or times at which such options may be granted, and the number of Shares subject to each such grant.

TERMS AND CONDITIONS OF OPTIONS

     A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Each non-statutory stock option granted under the Director Plan is evidenced by a written stock option agreement between the Company and the optionee. Options are generally subject to the terms and conditions listed below.

     Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of an option under the Director Plan must be 100% of the fair market value per share of the Company’s common stock on the date of grant of the option. The fair market value is determined by the closing sales price on the stock exchange with the greatest volume of trading in Common Stock on the date of the grant of the option.

     Exercise of the Option. An option granted under the Director Plan cannot be exercised until it becomes vested. The Board establishes the vesting schedules of each option at the time of grant. Options become exercisable at the times and on the terms established by the Board. An option is exercised by giving written notice of exercise to the Company by specifying the number of whole Shares to be purchased and by tendering payment of the purchase price. Payment for Shares purchased upon exercise of an option may be in the form of cash, check, certain other Shares of the Company’s Common Stock, a “cashless exercise” or any combination of these methods of payment.

     Term of Option. The term of an option may be no more than ten years from the date of grant.

     Termination of Continuous Status as Director. If an optionee ceases to serve as a director, he or she may, but only within ninety days after the date he or she ceases to be a director of the Company, exercise his or her option to the extent that he or she was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten year term). To the extent that he or she was not entitled to exercise the option at the date of such termination, or if he or she does not exercise such option within the time specified, the option terminates.

     Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, options under the Director Plan shall terminate immediately prior to the consummation of such proposed action.

     Merger or Asset Sale. In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted by the successor corporation. If an option is assumed or substituted for, it shall continue to be exercisable as provided in the Director Plan and non-employee director’s option agreement. However, if a non-employee director’s status as a director of the Company or the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the non-employee director, each option granted to such non-employee director shall become fully exercisable. If the successor does not agree to assume or substitute the option, each option shall also become fully exercisable for a period of thirty days from the date the Board notifies the optionee of the option’s full exercisability, after which period the option shall terminate.

     Awards to be Granted to Certain Individuals and Groups. The number of options that a non-employee director may receive under the Director Plan is in the discretion of the Board and therefore cannot be determined in advance. The following table sets forth (a) the aggregate number of Shares subject to options granted under the Plan during the last fiscal year, and (b) the average per Share exercise price of such options.

1996 Board of Directors Stock Option Plan

Name of Individual or Group	Number of Options Granted		Average Per Share Exercise Price
Michael A. Brown(1)	0		n/a
Chief Executive Officer
and Chairman of the Board

Richard L. Clemmer(1)	0		n/a
Executive Vice President, Finance,
Chief Financial Officer, and
Secretary

John B. Gannon(1)	0		n/a
President, Hard Disk Drive Group

Jerald L. Maurer(1)	0		n/a
Executive Vice President, Human
Resources, Real Estate and
Corporate Services

Barbara Nelson(1)	0		n/a
President, DLTtape Group

All executive officers, as a group(1)	0		n/a

All directors who are not executive
officers as a group	253,901	(2)	$5.53	(2)

All employees who are not executive
officers as a group(1)	0		n/a

(1)	The Company’s executive officers and employees are ineligible to participate in the Director Plan. Instead, they are eligible to participate in the Company’s 1993 Long-Term Incentive Plan and the Company’s Supplemental Stock Option Plan.

(2)	These figures reflect the aggregate of: i) the annual non-employee director grants totaling 72,756 option shares at an average exercise price of $10.48, calculated as if the conversion of HDD Common Stock options to DSS Common Stock options at the closing of the Maxtor Transaction had occurred on March 31, 2001; and ii) substitute grants totaling 181,145 option shares to non-employee directors under the Director Plan at an average exercise price of $3.54. These latter substituted grants occurred as a result of the Maxtor transaction, whereby HDD options previously granted under the 1986 Board of Directors Plan, the predecessor to the Director Plan, were converted into DSS options substituted under the Director Plan.

     Nontransferability of Option. Unless otherwise provided for by the Board, options granted pursuant to the Director Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

AMENDMENT AND TERMINATION OF THE DIRECTOR PLAN

     The Board may at any time amend, alter, suspend or discontinue the Director Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of any optionee under any grant theretofore made without such optionee’s consent. In addition, to the extent necessary and desirable to comply with any applicable law or regulation, including the requirements of an established stock exchange or quotation system, the Company shall obtain shareholder approval of any amendment to the Director Plan in such a manner and to such degree as required.

FEDERAL TAX INFORMATION

     Options granted pursuant to the Director Plan are “nonstatutory options” and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time the option is granted. Upon exercise of the option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the fair market value of the Shares (on the exercise date) over the exercise price of the option. Upon a resale of Shares acquired pursuant to an option under the Director Plan, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss.

     The Company generally will be entitled to a tax deduction in the amount of and at the time that the optionee recognizes ordinary income with respect to Shares acquired upon exercise of an option under the Director Plan.

     The foregoing summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant of options under the Director Plan does not purport to be complete, and reference should be made to the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the optionee may reside.

REQUIRED VOTE

     The affirmative vote of a majority of the Votes Cast is required to approve the adoption of the 1996 Board of Directors Stock Option Plan.

     MANAGEMENT RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPANY’S 1996 BOARD OF DIRECTORS STOCK OPTION PLAN FOR THE PURPOSE OF INCREASING THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 600,000 SHARES.

PROPOSAL FOUR
APPROVAL AND RATIFICATION OF THE ADOPTION OF THE
EXECUTIVE OFFICER INCENTIVE PLAN

     The Compensation Committee has adopted, subject to stockholder approval, an Executive Officer Incentive Plan (the “Incentive Plan”) under which incentive compensation paid would be performance-based for purposes of exemption from the limitations of Section 162(m) of the Internal Revenue Code. Approval of the Incentive Plan requires the vote of the majority of the Company’s shares that are present in person or by proxy at the Annual Meeting. The Company’s named executive officers have an interest in this proposal.

     The following paragraphs provide a summary of the principal features of the Incentive Plan and its operation. The Incentive Plan is set forth in its entirety as Appendix B to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix B.

PURPOSE

     The purpose of the Incentive Plan is to motivate key executives to perform to the best of their abilities and to achieve the Company’s objectives. The Incentive Plan accomplishes this by paying awards under the Incentive Plan only after the achievement of the specified goals.

     The Incentive Plan also is designed to qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code. Under Section 162(m), the Company may not receive a federal income tax deduction for compensation paid to the Company’s CEO or any of the four other most highly compensated executive officers to the extent that any of these persons receives more than $1 million in any one year. However, if the Company pays compensation that is “performance-based” under Section 162(m), the Company still can receive a federal income tax deduction for the compensation even if it is more than $1 million during a single year. The Incentive Plan allows the Company to pay incentive compensation that is performance-based and therefore fully tax deductible on the Company’s federal income tax return.

ELIGIBILITY

     The Compensation Committee selects the employees of the Company (and its affiliates) who will be eligible to receive awards under the Incentive Plan. The actual number of employees who will be eligible to receive an award during any particular year cannot be determined in advance because the Compensation Committee has discretion to select the participants.

TARGET AWARDS AND PERFORMANCE GOALS

     Each performance period, the Compensation Committee assigns each participant a target award and performance goal or goals that must be achieved before an award actually will be paid to the participant. The participant’s target award is expressed as a percentage of his or her base salary at the end of the performance period. The performance goals require the achievement of objectives for one or more of:

•	earnings per share,

•	net income,

•	operating cash flow,

•	pre-tax net income,

•	return on assets,

•	return on equity,

•	return on sales,

•	revenue, or

•	total stockholder return.

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     Awards for the Company’s 2002 fiscal year for the CEO are based on two performance goals: (1) growth in the Company’s annual revenue (weighted at 40%), and (2) achievement of certain levels of earnings per share (weighted at 60%).

ACTUAL AWARDS

     After the performance period ends, the Compensation Committee certifies in writing the extent to which the pre-established performance goals actually were achieved or exceeded. The actual award that is payable to a participant is determined using a formula that increases or decreases the participant’s target award based on the level of actual performance attained. However, the Incentive Plan limits actual awards to a maximum of $4.1 million per person in any performance period, even if the formula otherwise indicates a larger award.

     If a participant terminates employment before the end of the performance period in which the bonus is to be earned, the Compensation Committee has discretion to pay out part or all of the award.

     Actual awards generally are paid in cash within two and one-half months after the performance period ends. However, the Compensation Committee instead may convert the cash payment into an equivalent amount of Company shares that will be paid to the participant only if he or she remains employed for an additional period of time.

ADMINISTRATION, AMENDMENT AND TERMINATION

     The Compensation Committee administers the Incentive Plan. Members of the Committee must qualify as outside directors under Section 162(m). Subject to the terms of the plan, the Compensation Committee has sole discretion to:

•	select the employees who will receive awards;

•	determine the target award for each participant;

•	determine the performance goals that must be achieved before any actual awards are paid;

•	determine a formula to increase or decrease an award to reflect actual performance versus the predetermined performance goals; and

•	interpret the provisions of the Incentive Plan.

     The Board may amend or terminate the plan at any time and for any reason. An amendment also will be submitted for stockholder approval if necessary to maintain the Incentive Plan’s compliance with Section 162(m).

AWARDS TO BE GRANTED TO CERTAIN INDIVIDUALS AND GROUPS

     Awards under the plan are determined based on actual performance, so future actual awards (if any) cannot now be determined. The following table sets forth the target award that would be payable to the Company’s CEO if the performance goals established by the Compensation Committee for the Company’s 2002 fiscal year are exactly 100% achieved. The Company’s executive officers (other than the Company’s CEO) have not yet become participants in the Incentive Plan for fiscal year 2002. The target awards listed in the table below for these executive officers reflect the executive officers’ target awards established under the Company’s All-Inclusive Bonus Plan for the first quarter of fiscal year 2002 (target awards under the Company’s All-Inclusive Bonus Plan are established on a quarterly basis) multiplied by four so as to show the target awards on an annualized basis. It is expected that any target awards established for the executive officers under the Incentive Plan would be similar, although the Committee has the discretion under the Incentive Plan to set lower or higher target awards. There is no assurance that the pre-established performance goals will be achieved and therefore there is no assurance that the target awards shown below actually will be paid.

Name of Individual or Group	Fiscal 2002 Target Awards ($)
Michael A. Brown(1)	768,000
Chief Executive Officer
and Chairman of the Board

John B. Gannon(2)	0
President, Hard Disk Drive Group

Michael J. Lambert(3)	206,250
Executive Vice President, Finance,
Chief Financial Officer

Jerald L. Maurer	253,605
Executive Vice President, Human
Resources, Real Estate and
Corporate Services

Barbara Nelson	240,000
President, DLTtape Group

All executive officers, as a group	1,654,393

All directors who are not executive	0
officers as a group(4)

All employees who are not executive	0
officers as a group(5)

(1)	Payments under the Incentive Plan will be made only if the performance measures, as approved by the Compensation Committee, are satisfied. For fiscal year 2002, payments indicated above are at target and, if paid, are to be paid in cash. For fiscal year 2002, the actual payment, if any, may range from 0 to 300% of the target award.

(2)	In connection with the Maxtor Transaction, Mr. Gannon will be terminating his employment with Quantum in fiscal year 2002.

(3)	Mr. Lambert commenced employment with Quantum in fiscal year 2002, replacing Mr. Clemmer, who has terminated employment with Quantum.

(4)	The Company’s non-employee directors are not eligible to participate in the Incentive Plan.

(5)	The Company’s employees who are not executive officers are ineligible to participate in the Incentive Plan for fiscal year 2002. Instead, they are eligible to participate in the Company’s All-Inclusive Bonus Plan.

MANAGEMENT RECOMMENDS A VOTE “FOR” THE APPROVAL AND RATIFICATION OF THE ADOPTION OF THE EXECUTIVE OFFICER INCENTIVE PLAN. 14

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table shows, as to any person serving as Chief Executive Officer during Fiscal 2001 and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 (the “Named Executive Officers”), information concerning compensation paid for services to the Company in all capacities during Fiscal 2001, as well as the total compensation paid to each such individual for the Company’s previous two fiscal years.

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long-Term Compensation (1)
Name and	Fiscal	Salary	Bonus	Other Annual Compensation		Restricted Stock		Securities Underlying Options/SARs(#)		All Other Compensation
Principal Position	Year	($)	($)	($)(2)		Awards($)		HDD(3)	DSS(3)	($)(4)
Michael A. Brown	2001	958,845	378,640	—		0		107,000	214,000	5,100
Chief Executive Officer	2000	929,365	500,000	—		894,526	(5)	160,000	320,000	5,830
and Chairman of the Board	1999	791,770	275,000	—		—		140,000	280,000	4,991

Richard L. Clemmer	2001	555,894	305,597	75,625	(6)	0		50,000	100,000	5,100
Executive Vice President, Finance,	2000	543,193	288,750	75,625	(6)	521,812	(5)	88,001	176,000	5,951
Chief Financial Officer, and	1999	484,111	120,000	177,583	(7)	0		42,001	84,000	5,005
Secretary

John B. Gannon	2001	549,039	231,908	85,500	(6)	0		66,667	133,333	5,100
President,	2000	519,231	325,000	80,250	(6)	496,965	(5)	138,001	276,000	5,834
Hard Disk Drive Group 1999		340,648	85,000	119,074	(8)	1,062,000	(9)	62,000	124,000	4,523

Jerald L. Maurer	2001	460,599	295,240	72,500	(6)	0		50,000	100,000	4,664
Executive Vice President,	2000	451,232	239,250	67,500	(6)	433,552	(5)	65,000	130,000	5,280
Human Resources, Real Estate and	1999	120,962	—	—		0		112,500	225,000	—
Corporate Services

Barbara Nelson	2001	398,604	230,550	94,500	(6)	0		66,667	133,333	5,100
President,	2000	348,500	344,525	—		695,756	(5)	202,550	155,100	3,151
DLTtape Group	1999	277,077	72,000	—		0		40,002	80,000	—

(1)	The Company has not granted any stock appreciation rights and does not have any long-term incentive plans as that term is defined in regulations promulgated by the SEC.

(2)	Other annual compensation in the form of perquisite and other personal benefits, securities or property has been omitted in those cases where the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total annual salary and bonus reported for such executive officer.

(3)	The Company’s common stock was traded in the over-the-counter market under the Nasdaq symbol QNTM for the period beginning December 10, 1982, the date of the Company’s initial public offering, through August 3, 1999. Effective as of the close of business on August 3, 1999, following approval by the Company’s shareholders of the tracking stock proposal on July 23, 1999, each authorized share of QNTM common stock was exchanged for one share of DSS Common Stock and one-half share of HDD Common Stock (the “Recapitalization”). On August 4, 1999, DSS Common Stock and HDD Common Stock began trading on the New York Stock Exchange under the symbols DSS and HDD, respectively. These numbers were calculated as if the Recapitalization occurred prior to the time these options were granted.

(4)	Represents amounts contributed by the Company to the defined contribution plan approved under Internal Revenue Code Section 401(k) and maintained by the Company for each executive officer, except as expressly indicated otherwise.

(5)	The aggregate value is based on $8 11/16 per share of DSS Common Stock and $8 per share of HDD Common Stock, the fair market value of the DSS Common Stock and HDD Common Stock, respectively, on the date of grant. The vesting for these grants is as follows: 50% of the shares vested on January 1, 2001 and 50% of the shares vest on January 1, 2002. Shares of restricted stock are entitled to receive dividends payable on Common Stock when, as and if declared by the Board. Cash dividends have not been paid on Common Stock. The number of shares of the restricted stock grants to the Named Executive Officers and their aggregate value as of March 31, 2001, the Company’s fiscal year end, are set forth in the following table. The aggregate value is based on $11.60 per share of DSS Common Stock and $10.56 per share of HDD Common Stock, the fair market value of the DSS Common Stock and HDD Common Stock, respectively, on March 31, 2001.

	HDD Common Stock		DSS Common Stock
	Number of Shares	Value at Fiscal Year End	Number of Shares	Value at Fiscal Year End
Michael A. Brown	35,294	$372,352	70,588	$818,114
Richard L. Clemmer	20,588	217,203	41,177	477,241
John B. Gannon	19,608	206,864	39,216	454,513
Jerald L. Maurer	17,059	179,972	34,117	395,416
Barbara Nelson	27,451	289,608	54,902	636,314

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(6)	Represents loan forgiveness.

(7)	Represents reimbursement of expenses associated with relocation to Milpitas, California of $43,833 and loan forgiveness of $133,750.

(8)	Represents reimbursement of expenses associated with relocation to Milpitas, California.

(9)	Mr. Gannon’s restricted stock grant in fiscal 1999, calculated as if the Recapitalization occurred prior to such time, consisted of 50,000 shares of DSS Common Stock and 25,000 shares of HDD Common Stock, that each vested as follows: 55% of the shares vested on May 1, 1999, 20% of the shares vested on May 1, 2000 and 25% of the shares vested on May 1, 2001. The aggregate value is based on $17.98 per share of DSS Common Stock and $6.55 per share of HDD Common Stock, the fair market value of the DSS Common Stock and HDD Common Stock, respectively, on the date of grant. Shares of restricted stock are entitled to receive dividends payable on Common Stock when, as and if declared by the Board of Directors of the Company. Cash dividends have not been paid on Common Stock. The aggregate value of Mr. Gannon’s restricted stock grant in fiscal 1999 as of March 31, 2001, the Company’s fiscal year end, is $843,250, based on $11.60 per share of DSS Common Stock and $10.56 per share of HDD Common Stock, the fair market value of the DSS Common Stock and HDD Common Stock, respectively, as of March 31, 2001.

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Stock Option Grants and Exercises

     The following tables show, as to each Named Executive Officer, information concerning stock options granted during Fiscal 2001.

OPTION GRANTS IN FISCAL 2001

HDD COMMON STOCK

	Individual Grants
	Number of Securities Underlying Options Granted	Percent of Total HDD Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	(#)(1)	2000	($/Share)	Date	5% ($)	10% ($)
Michael A. Brown	107,000	1.94	11.375	6/21/10	765,443	1,939,784
Richard L. Clemmer	50,000	0.91	11.375	6/21/10	357,684	906,441
John B. Gannon	66,667	1.21	11.375	6/21/10	476,914	1,208,594
Jerald L. Maurer	50,000	0.91	11.375	6/21/10	357,684	906,441
Barbara Nelson	66,667	1.21	11.375	6/21/10	476,914	1,208,594

(1)	The exercise price of each option is determined by the Compensation Committee of the Board and in Fiscal 2001 was not less than 100% of the fair market value of the HDD Common Stock on the date of grant. The options expire not more than ten years from the date of grant, and may be exercised only while the optionee provides services to the Company or within such period of time following termination of services as is determined by the Compensation Committee. These options vest monthly over four years beginning April 1, 2000.

(2)	Potential realizable value is based on an assumption that the stock price of the HDD Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the regulations promulgated by the SEC based on an arbitrarily assumed annualized compound rate of appreciation of the market price of 5% and 10%, less the exercise price, from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the HDD Common Stock.

DSS COMMON STOCK

	Individual Grants
	Number of Securities Underlying Options Granted	Percent of Total HDD Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	(#)(1)	2000	($/Share)	Date	5% ($)	10% ($)
Michael A. Brown	214,000	1.86	9.5625	6/21/10	1,286,954	3,261,395
Richard L. Clemmer	100,000	0.87	9.5625	6/21/10	601,380	1,524,016
John B. Gannon	133,333	1.16	9.5625	6/21/10	801,839	2,032,017
Jerald L. Maurer	100,000	0.87	9.5625	6/21/10	601,380	1,524,016
Barbara Nelson	133,333	1.16	9.5625	6/21/10	801,839	2,032,017

(1)	The exercise price of each option is determined by the Compensation Committee of the Board and in Fiscal 2001 was not less than 100% of the fair market value of the DSS Common Stock on the date of grant. The options expire not more than ten years from the date of grant, and may be exercised only while the optionee provides services to the Company or within such period of time following termination of services as is determined by the Compensation Committee. These options vest monthly over four years beginning April 1, 2000.

17

(2)	Potential realizable value is based on an assumption that the stock price of the DSS Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the regulations promulgated by the SEC based on an arbitrarily assumed annualized compound rate of appreciation of the market price of 5% and 10%, less the exercise price, from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the DSS Common Stock.

     The following table provides information regarding options exercised by Named Executive Officers during Fiscal 2001 and options held by them at fiscal year end.

AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND
FISCAL YEAR-END OPTION VALUES

				Number of Securities Underlying Unexercised Options Held at Fiscal Year-End(#)				Value of Unexercised In-the-Money Options Held at Fiscal Year-End($)(2)
	Shares Acquired on Exercise (#)		Value Realized	Exercisable		Unexercisable
Name	HDD	DSS	($)(1)	HDD	DSS	HDD	DSS	Exercisable	Unexercisable
Michael A. Brown	--	--	--	605,023	1,392,049	205,398	410,794	5,980,976	1,023,513
Richard L. Clemmer	160,241	--	1,139,690	74,783	445,051	87,453	199,899	1,526,270	450,504
John B. Gannon	--	--	--	101,745	203,492	164,923	329,841	627,914	821,592
Jerald L. Maurer	--	--	--	111,092	222,187	116,408	232,813	591,189	575,494
Barbara Nelson	--	--	--	114,100	228,205	100,119	200,228	615,805	502,209

(1)	Total value realized is calculated based on fair market value of the HDD Common Stock or DSS Common Stock, as the case may be, at the close of business on the date of exercise, less the exercise price.

(2)	Total value of unexercised options based on $11.60 per share of DSS Common Stock and $10.56 per share of HDD Common Stock, the fair market value of the DSS Common Stock and HDD Common Stock, respectively, as of March 31, 2001.

Employment Terms, Termination of Employment and Change-In-Control Arrangements

     The Company has entered into agreements (the “Agreements”) with its Named Executive Officers whereby in the event there is a “change of control” of the Company, which is defined in the Agreements to include, among other things, a merger or sale of assets of the Company or a reconstitution of the Company’s Board, the exercisability and vesting of all stock-based compensation awards granted to the officers is accelerated. Under the Agreements, upon a change of control, 50% of the unvested shares or options to purchase shares held by an officer become exercisable and the remaining 50% of such unvested shares or options to purchase shares become vested and exercisable upon the earlier of the date of the first anniversary of the change of control or upon such officer’s “Involuntary Termination” after the change of control. Under the Agreements, “Involuntary Termination” is defined to include, among other things, any termination without “cause” by the Company of the employee without such employee’s express written consent or a significant reduction of or addition to the employee’s duties. Additionally, if, within 18 months of the change of control, there is an Involuntary Termination of employment, the CEO receives three years, and the other Named Executive officers receive two years, severance pay and continued health and medical benefits during the severance period. The purpose of the Agreements is to assure that the Company will have the continued dedication of its officers by providing such individuals with certain compensation arrangements, competitive with those of other corporations, to provide sufficient incentive to the individuals to remain with the Company, to enhance their financial security, as well as protect them against unwarranted termination in the event of a change of control.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS(1)

Introduction

     During Fiscal 2001, the Compensation Committee of the Board of Directors (the “Compensation Committee”) consisted of Messrs. Slayton and Esber. Mr. Slayton serves as Chairman of the Compensation Committee, and neither of the members of the Compensation Committee is an officer or an employee of the Company. The Compensation Committee has overall responsibility for reviewing and approving the compensation policies and practices of the Company. The Compensation Committee is also responsible for administering the Company’s executive compensation plans and stock incentive plans for executive officers of the Company. Additionally, each year, the Compensation Committee compares the Company’s performance to a group of peer companies in making determinations with respect to overall compensation programs.

Philosophy of Executive Compensation

     The Company has a “pay for performance” compensation philosophy for its employees, including its executive officers. The Company’s executive compensation policies are designed to attract and retain experienced and qualified executive officers critical to the success of the Company, and to provide incentives for such individuals to maximize the Company’s corporate performance and accomplishment of strategic objectives. Total compensation for the Company’s executive officers includes base salary, short-term incentive compensation and long-term incentive compensation. Executive officers also participate in the Company’s qualified benefit plan generally available to all employees and a non-qualified employee benefit plan. The target level of any executive officer’s total compensation package is intended to align with the median or average compensation package of similarly positioned executive officers in the Company’s peer group. The total compensation packages for executive officers is intended to be average in average performance years, above average when the Company’s performance is above average, and below average when the Company’s performance is below average, as compared to executives in the Company’s peer group and taking into account individual performance.

Compensation Plans

     The principal components of executive compensation are described below:

Base Salary

     Base salaries for executive officers are set by the Compensation Committee, in consultation with the Chief Executive Officer, after considering factors such as position and responsibility, the competitive environment, corporate performance and overall experience and contribution levels of the individuals. The Company obtains competitive salary information from independent survey sources of peer companies, which includes both direct competitors of the Company and other companies in competition for similar executive talent. These survey data are analyzed by independent consultants and the Company to provide necessary information to the Compensation Committee.

Short-Term Incentive Compensation

     The All Inclusive Bonus Plan (“AIBP”) is a cash-based quarterly incentive program. The purposes of the AIBP are to motivate and reward the achievement of business-specific operational objectives that drive stockholder value and to provide a competitive level of compensation, taking into account the Company’s performance against its peers. Under the AIBP, executive officers (other than the Chief Executive Officer, who does not participate in the AIBP) are eligible to earn a bonus up to an established percent of annual base salary depending upon individual performance and business-specific operational objectives. In Fiscal 2001, performance was at or below the AIBP target levels and the Compensation Committee approved bonuses for the executive officers in accordance with the AIBP guidelines. The bonuses paid are shown in the “Bonus” column of the Summary Compensation Table on page 15.

(1)	This section is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

19

Long-Term Incentive Compensation

     A key component of the total compensation package for the Company’s executive officers is in the form of stock option awards. In Fiscal Year 2001, the Compensation Committee granted stock options to the named executive officers as shown in the Option Grants in Fiscal 2001 table on page 17, under the stockholder approved 1993-Long-Term Incentive Plan. The Company’s 1993 Long-Term Incentive Plan provides for long-term incentive compensation for employees of the Company, including executive officers. An important objective of the 1993 Long-Term Incentive Plan is to align the interests of executive officers with those of stockholders by providing significant equity interest in the Company, thereby providing incentive for such executive officers to maximize stockholder value. Option awards directly tie executive compensation to the performance of the Company’s Common Stock. The Compensation Committee is responsible for determining, subject to the terms of such plan, the individuals to whom grants should be made, the timing of grants, the exercise or purchase price per share and the number of shares subject to each grant. Grants are determined based on the individual’s position in the Company, level of performance and comparative market data. The option program also utilizes vesting periods to encourage retention of executive officers and reward long-term commitment to the Company.

Company Performance and Chief Executive Officer Compensation

     The Company’s compensation program is designed to support the achievement of corporate and individual objectives. As with other officers, the Chief Executive Officer’s compensation reflects this “pay for performance” philosophy.

     The process of determining the compensation for the Chief Executive Officer (the “CEO”) and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of all of the Company’s executive officers. During Fiscal 2001, the Company increased the CEO’s base salary to $960,000 based on an independent analysis of salaries paid by peer companies and the CEO’s individual performance. The CEO does not participate in the general employee AIBP program but participates in the FY 2001 Chief Executive Officer Annual Incentive Plan and the Executive Officer Incentive Plan (the “Bonus Plans”). When setting bonuses for the CEO under the Bonus Plans, the Compensation Committee develops and approves specific performance goals. Bonuses are paid under the Bonus Plans only if performance goals that the Compensation Committee sets at the beginning of the fiscal year (or other performance period selected by the Compensation Committee) are achieved. For Fiscal 2001, the Compensation Committee has chosen to use the performance goals of achievement of certain levels of earnings per share (“EPS”) for DSS Common Stock and HDD Common Stock. The CEO’s actual bonus was determined according to a formula the Compensation Committee developed at the time the Compensation Committee set the performance goals, based on the level of EPS achieved. Based on this performance, the CEO received a bonus of $128,640. The Compensation Committee also approved a discretionary bonus of $250,000 for Fiscal 2001 to reflect the CEO’s performance in successfully restructuring the Company and better positioning it for future growth and profitability.

Tax Deductibility of Executive Compensation

     Under Section 162(m) of the Internal Revenue Code, the Company generally receives a federal income tax deduction for compensation paid to any of its named executive officers only if the compensation is less than $1,000,000 or is “performance-based” under Section 162(m). Both the FY2001 Chief Executive Officer Annual Incentive Plan and the 1993 Long-Term Incentive Plan have been designed to permit the Compensation Committee to pay compensation that will qualify as “performance-based” compensation under Section 162(m). Thus, the Company will continue to receive a federal income tax deduction for such compensation. In addition, stockholder approval of the Executive Officer Incentive Plan is being sought at this meeting so that compensation payable under that plan will qualify as “performance-based compensation.” The Compensation Committee will continue to evaluate its other compensation programs and retains discretion to pay nondeductible compensation, to the extent consistent with the Company’s interests and taking into consideration the financial effects such action may have on the Company.

MEMBERS OF THE COMPENSATION COMMITTEE Gregory W. Slayton, Chairman Edward M. Esber, Jr.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(2)

     On behalf of the Board, the Audit Committee of the Board (the “Audit Committee”) is responsible for providing independent, objective review of the Company’s financial reporting process, audit function and internal control. The Audit Committee is composed of independent directors, and is governed by a written charter adopted and approved by the Board in January 2001. Each of the members of the Audit Committee is independent as defined by the New York Stock Exchange listing standards. A copy of the Audit Committee Charter (the “Charter”) is attached to this Proxy Statement as Appendix C.

     Management has the primary responsibility for the financial statements and the financial reporting process, including the system of internal control. The Audit Committee oversees the Company’s financial reporting process and internal control on behalf of the Board. In this regard, it helps to ensure the independence of the Company’s auditors, the integrity of management and the adequacy of disclosure to stockholders. Representatives of the internal audit function, independent auditors and financial management have unrestricted access to the Audit Committee and periodically meet privately with the Audit Committee.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee, as appropriate, reviews and evaluates, and discusses and consults with Company management and the independent auditors regarding the following:

•	activity and performance of the Company’s internal and external auditors, including the audit scope, external audit fees, and auditor independence matters;

•	the extent to which the independent auditor may be retained to perform non-audit services;

•	the plan for, and the independent accountant’s report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the SEC or sent to stockholders, as well as the adequacy and appropriateness of the Company’s financial, accounting, and auditing personnel;

•	selection, evaluation, and when appropriate, replacement of the Company’s independent auditors; and

•	changes in the Company’s accounting practices, principles, controls or methodologies, or in the Company’s financial statements, and recent developments in accounting rules.

     This year, the Audit Committee approved the Charter and, after appropriate review and discussion, the Audit Committee determined that the Audit Committee had fulfilled its responsibilities under the Charter.

(2)	This section is not “soliciting material,” and is not deemed filed with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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The Audit Committee is responsible for recommending to the Board the Company’s financial statements be included in the Company’s annual report. The Audit Committee took a number of steps in making this recommendation for Fiscal 2001. First, the Audit Committee discussed with Ernst & Young LLP, the Company’s independent auditors for Fiscal 2001, those matters Ernst & Young LLP communicated to and discussed with the Audit Committee under applicable auditing standards, such as Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees,” including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed with Ernst & Young LLP their independence and received a letter from Ernst & Young LLP regarding their independence as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee,” for auditors of public companies. This discussion and disclosure informed the Audit Committee of Ernst & Young LLP’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company management and Ernst & Young LLP, the Company’s audited consolidated balance sheets at March 31, 2000 and 2001, and consolidated statements of income, cash flows and stockholders’ equity for the three years ended March 31, 2001. Based on discussions with Ernst & Young LLP concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s Annual Report on Form 10-K for the year ended March 31, 2001 include these financial statements.

Fees Paid to Ernst & Young LLP

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for Fiscal 2001:

(in millions)
Audit Fees(1)	$1.3
Financial Information Systems Design and Implementation Fees	$ —
All Other Fees(2)	$7.5

Total	$8.8

(1)	Audit services of Ernst & Young LLP for Fiscal 2001 consisted of the examination of the annual consolidated financial statements of the Company and quarterly reviews of financial statements.

(2)	All Other Fees includes $1.6 million for audit-related services, including, among other items, statutory audits, business acquisitions, accounting consultations and services related to filings made with the SEC, and $5.9 million for non-audit related services, including, among other items, tax services and tax consulting.

MEMBERS OF THE AUDIT COMMITTEE

Edward M. Esber, Jr., Chairman Kevin J. Kennedy Gregory W. Slayton

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PERFORMANCE GRAPH(3)

     The following graph compares the cumulative total return to stockholders on the Company’s Common Stock to the cumulative total return of (i) the NASDAQ Stock Market (U.S.) Index and (ii) the Chase H & Q Computer Hardware Index for the period commencing August 4, 1999, the date the Common Stock first began trading as DSS Common Stock, and ending March 31, 2001. The graph assumes the investment of $100 on August 4, 1999 in DSS Common Stock and each of such indices and reflects the change in the market price of the DSS Common Stock relative to the noted indices at September 30, 1999, March 31, 2000, September 30, 2000 and March 31, 2001. The performance shown is not necessarily indicative of future price performance.

CUMULATIVE TOTAL RETURN

(3)	This section is not “soliciting material,” and is not deemed filed with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of July 16, 2001 certain information with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) each of the Named Executive Officers and (iv) all current directors and executive officers as a group.

Name	Number of Shares Beneficially Owned(1)		Approximate Percentage of Shares Owned(2)
AXA Financial, Inc.	16,779,282	(3)	10.4%
1290 Avenue of the Americas
New York, NY 10104

Citigroup Inc.	18,917,432	(3)	11.7%
399 Park Avenue
New York, NY 10043

J.P. Morgan Chase & Co.	8,093,915	(3)	5.0%
270 Park Avenue
New York, NY 10017

Private Capital Management, Inc.	15,437,250	(3)	9.6%
3003 Tamiami Trail N
Naples, FL 34103

Michael Brown	1,892,413	(4)	1.2%

Stephen M. Berkley	779,588	(5)	*

Richard L. Clemmer	719,387	(6)	*

David A. Brown	154,910	(7)	*

John B. Gannon	450,565	(8)	*

Edward M. Esber, Jr	71,223	(9)	*

Kevin J. Kennedy	0		*

Jerald L. Maurer	456,092	(10)	*

Barbara Nelson	376,463	(11)	*

Gregory W. Slayton	19,188	(12)	*

All directors and executive officers as a group
(12 persons)	5,535,440	(13)	3.3%

*	Less than 1%.

(1)	Except pursuant to applicable community property laws or as indicated in the footnotes to this table, to the Company’s knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.

(2)	Applicable percentage ownership is based on 161,487,466 shares of Common Stock outstanding as of July 16, 2001. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days after July 16, 2001, are considered beneficially owned by the holder, but such shares are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Based on the most recent public information available to the Company as of July 16, 2001.

(4)	Represents 35,294 shares of Common Stock and 1,857,119 shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter.

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(5)	Represents 8,050 shares of Common Stock and 771,538 shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter. These totals include 351,058 shares subject to Common Stock options for which voting power was transferred to Mary Hall. Mr. Berkley disclaims beneficial ownership of the 351,058 shares subject to Common Stock options which Ms. Hall controls.

(6)	Represents 125,917 shares of Common Stock and 593,470 shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter.

(7)	Represents shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter.

(8)	Represents 86,673 shares of Common Stock and 363,892 shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter.

(9)	Represents 40,000 shares of Common Stock and 31,223 shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter.

(10)	Represents 38,111 shares of Common Stock and 417,981 shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter.

(11)	Represents 3,681 shares of Common Stock and 372,782 shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter.

(12)	Represents 1,000 shares of Common Stock and 18,188 shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter.

(13)	Represents 369,521 shares of Common Stock and 5,165,919 shares subject to Common Stock options which were exercisable at July 16, 2001 or within sixty (60) days thereafter.

CERTAIN TRANSACTIONS

     The Company issued a forgivable loan to Richard L. Clemmer on April 28, 1998, in the amount of $250,000 at an annual interest rate of 7%, none of which was outstanding on July 16, 2001. The Company issued forgivable loans to Barbara Nelson on November 16, 1999 and December 28, 1999, each in the amount of $175,000 and at annual interest rates of 8% and $262,500 of such loans was outstanding on July 16, 2001. The Company issued a forgivable loan to John B. Gannon on May 15, 1998, in the amount of $300,000 at an annual interest rate of 7% and $75,000 of such loan was outstanding on July 16, 2001. The Company issued a forgivable loan to Jerald L. Maurer on December 2, 1998, in the amount of $250,000 at an annual interest rate of 8% and $62,500 of such loan was outstanding on July 16, 2001.

     The Company issued a one-year, non-forgivable loan to John B. Gannon on December 18, 2000, in the amount of $500,000 at an annual interest rate of 8%. The principal amount of the loan plus interest is due upon the earlier to occur of December 18, 2001 or Mr. Gannon’s termination of employment with Quantum.

     On January 2, 2001, the Company provided interest-free loans to its executive officers. These loans were made to cover taxes that became due and payable as a result of the vesting of restricted stock held by these individuals. Due to restrictions placed on these individuals pursuant to the terms of the Maxtor Transaction, these individuals were unable to sell securities of the Company to cover the tax liabilities at the time the taxes were due and payable. These loans were made to assist these individuals with their payment of the taxes when they were due. The loans were made in the following amounts:
$211,000 to Michael A. Brown, $125,000 to Richard L. Clemmer, $120,000 to John B. Gannon, $105,000 to Jerald L. Maurer and $166,000 to Barbara Nelson. The loans became due and all were fully paid as of May 2, 2001.

     The Company has entered into indemnification agreements with its executive officers, directors and certain significant employees containing provisions that are in some respects broader than the specific indemnification provisions contained in the General Corporation Law of Delaware. These agreements provide, among other things, for indemnification of the executive officers, directors and certain significant employees in proceedings brought by third parties and in stockholder derivative suits. Each agreement also provides for advancement of expenses to the indemnified party.

OTHER MATTERS

     The Company knows of no other matters to be submitted at the Meeting. Any proposal that a stockholder intends to submit for consideration at the Meeting must be received by the Secretary of the Company not later than the close of business on the tenth day following the mailing date of this Notice. Any such submission must include the information specified in the Company’s Bylaws. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Shawn D. Hall Shawn D. Hall Secretary

Dated: July 27, 2001 26

APPENDIX A

QUANTUM CORPORATION

1996 BOARD OF DIRECTORS STOCK OPTION PLAN
(As Amended May 29, 2001)

     1. Purposes of the Plan. The purposes of this 1996 Board of Directors Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be nonstatutory stock options.

     2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and state securities laws, and any stock exchange or quotation system on which the Common Stock is listed or quoted.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Common Stock” means the Common Stock of the Company.

(f) “Company” means Quantum Corporation, a Delaware corporation.

(g) “Director” means a member of the Board.

(h) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” means, as of any date, the closing sales price of the Common Stock (or the closing bid, if no sales were reported) as quoted on the stock exchange with the greatest volume of trading in Common Stock on the date of grant, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

(k) “Inside Director” means a Director who is an Employee.

(l) “Option” means a stock option granted pursuant to the Plan.

(m) “Optioned Stock” means the Common Stock subject to an Option.

(n) “Optionee” means a Director who holds an Option.

(o) “Outside Director” means a Director who is not an Employee.

(p) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(q) “Plan” means this 1996 Board of Directors Stock Option Plan.

(r) “Share“means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(s) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

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     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares reserved and available for issuance under the Plan is 600,000 Shares, plus (b) subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present by person or by proxy and entitled to vote at the Company’s 2001 Annual Meeting of Stockholders, 600,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. Administration.

(a) Procedure. The Plan shall be administered by (A) the Board, or (B) a committee (a “Committee”), which Committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Shares in accordance with Section 2(j) of the Plan;

(ii) to select the Outside Directors to whom Options may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Board, in its sole discretion, shall determine;

(vi) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan;

(viii) to modify or amend each Option (subject to Section 12 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

(xi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

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     5. Eligibility. Options may be granted only to Outside Directors.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

     6. Term of Plan. The Plan shall continue in effect for a term of ten (10) years from the date the Plan was adopted by the Board unless sooner terminated under Section 12 of the Plan.

     7. Term of Option. The term of each Option shall be stated in the Option Agreement. The term of each Option shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be one hundred percent of the Fair Market Value per Share on the date of grant.

(b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in the Option Agreement.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8 of the Plan. Until Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Continuous Status as a Director. Subject to Section 11 hereof in the event an Optionee ceases to be a Director, the Optionee may exercise his or her Option, but only within ninety (90) days following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     10. Non-Transferability of Options. Unless otherwise provided for by the Board, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

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11. Adjustments Upon Changes in Capitalization, Dissolution —Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable under the Plan shall be proportionately adjusted by the Board, in its discretion, for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in the Option Agreement for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee’s status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Section 9(b) above.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 11(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

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(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

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APPENDIX B

QUANTUM CORPORATION
EXECUTIVE OFFICER INCENTIVE PLAN

SECTION 1
BACKGROUND, PURPOSE AND DURATION

     1.1 Effective Date. The Plan is effective as of April 1, 2001, subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present in person or by proxy and entitled to vote at the 2001 Annual Meeting of Stockholders of the Company.

     1.2 Purpose of the Plan. The Plan is intended to increase shareholder value and the success of the Company by motivating key executives (1) to perform to the best of their abilities, and (2) to achieve the Company’s objectives. The Plan’s goals are to be achieved by providing such executives with incentive awards based on the achievement of goals relating to the performance of the Company. The Plan is intended to permit the grant of awards that qualify as performance-based compensation under section 162(m) of the Code.

SECTION 2
DEFINITIONS

     The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.2 “Actual Award” means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee’s authority under Section 3.6 to reduce the award otherwise determined by the Payout Formula.

     2.3 “Affiliate” means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

     2.4 “Base Salary” means as to any Performance Period, the Participant’s annualized salary rate on the last day of the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans.

     2.5 “Board” means the Board of Directors of the Company.

     2.7 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.8 “Committee” means the committee appointed by the Board (pursuant to Section 5.1) to administer the Plan.

     2.9 “Company” means Quantum Corporation, a Delaware corporation, or any successor thereto.

     2.10 “Determination Date” means the latest possible date that will not jeopardize a Target Award or Actual Award’s qualification as performance-based compensation under section 162(m) of the Code.

     2.11 “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

     2.12 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

     2.13 “Fair Market Value” means the closing sales price per share for Shares, as quoted on the New York Stock Exchange for the last market trading day prior to the date in question.

     2.14 “Fiscal Year” means the 2002 fiscal year of the Company or any later fiscal year of the Company.

     2.15 “Maximum Award” means as to any aggregate Actual Awards to any Participant for any Performance Period, $4.1 million.

     2.16 “Net Income” means as to any Performance Period, the Company’s or a business unit’s income after taxes, determined in accordance with generally accepted accounting principles.

     2.17 “Operating Cash Flow” means as to any Performance Period, the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

     2.18 “Participant” means as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

     2.19 “Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.4 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

     2.20 “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant for a Target Award for a Performance Period. As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: (a) earnings per share, (b) net income, (c) operating cash flow, (d) pre-tax net income, (e) return on assets, (f) return on equity, (g) return on sales, (h) revenue or (i) total shareholder return. The Performance Goals may differ from Participant to Participant and from award to award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants.

     2.21 “Performance Period” means any Fiscal Year or such other period as determined by the Committee in its sole discretion.

     2.22 “Plan” means the Quantum Corporation Executive Officer Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

     2.23 “Pre-Tax Net Income” means as to any Performance Period, the Company’s or a business unit’s income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

     2.24 “Return on Assets” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Pre-Tax Net Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

     2.25 “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

     2.26 “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Pre-Tax Net Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

     2.27 “Revenue” means, as to any Performance Period, the Company’s or busines unit’s net sales for the Performance Period, determined in accordance with generally accepted accounting principles.

     2.28 “Shares” means shares of the Company’s common stock.

     2.29 “Target Award” means the target award payable under the Plan to a Participant for the Performance Period, expressed as a percentage of his or her Base Salary, as determined by the Committee in accordance with Section 3.3.

     2.30 “Termination of Service” means a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

     2.31 “Total Shareholder Return” means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

SECTION 3
SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

     3.1 Selection of Participants. The Committee, in its sole discretion, shall select the Employees of the Company who shall be Participants for any Performance Period. Participation in the Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period.

     3.2 Determination of Performance Goals. The Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

     3.3 Determination of Target Awards. The Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant’s Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

     3.4 Determination of Payout Formula or Formulae. On or prior to the Determination Date, the Committee, in its sole discretion, shall establish a Payout Formula or Formulae for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Target Award if the Performance Goals for the Performance Period are achieved, and (d) provide for an Actual Award greater than or less than the Participant’s Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, no Participant’s Actual Award under the Plan may exceed his or her Maximum Award.

     3.5 Date for Determinations. The Committee shall make all determinations under Section 3.1 through 3.4 on or before the Determination Date.

     3.6 Determination of Actual Awards. After the end of each Performance Period, the Committee shall certify in writing the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance which has been certified by the Committee. Notwithstanding any contrary provision of the Plan, the Committee, in its sole discretion, may (a) eliminate or reduce the Actual Award payable to any Participant below that which otherwise would be payable under the Payout Formula, and (b) determine what Actual Award, if any, will be paid in the event of a Termination of Service prior to the end of the Performance Period.

SECTION 4
PAYMENT OF AWARDS

     4.1 Right to Receive Payment. Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

     4.2 Timing of Payment. Payment of each Actual Award shall be made as soon as practicable, but no later than 90 days after the end of the Performance Period during which the Award was earned.

     4.3 Form of Payment. Each Actual Award normally shall be paid in cash (or its equivalent) in a single lump sum. However, the Committee, in its sole discretion, may declare any Actual Award, in whole or in part, payable in restricted stock granted uner the Company’s 1993 Long-Term Incentive Plan. The number of Shares of restricted stock granted shall be determined by dividing the cash amount foregone by the Fair Market Value of a Share on the date that the cash payment otherwise would have been made. Any such restricted stock shall be subject to the vesting schedule as may be determined by the Committee.

     4.4 Payment in the Event of Death. If a Participant dies prior to the payment of an Actual Award earned by him or her prior to death for a prior Performance Period, the Award shall be paid to his or her estate.

SECTION 5
ADMINISTRATION

     5.1 Committee is the Administrator. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an “outside director” under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

     5.2 Committee Authority. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

     5.3 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

     5.4 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under section 162(m) of the Code.

SECTION 6
GENERAL PROVISIONS

     6.1 Tax Withholding. The Company shall withhold all applicable taxes from any Actual Award, including any federal, state and local taxes (including, but not limited to, the Participant’s FICA and SDI obligations).

     6.2 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual’s employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

     6.3 Participation. No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

     6.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     6.5 Successors. All obligations of the Company under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

     6.6 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

     6.7 Nontransferability of Awards. No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

     6.8 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

SECTION 7
AMENDMENT, TERMINATION AND DURATION

     7.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

     7.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter.

SECTION 8
LEGAL CONSTRUCTION

     8.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     8.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     8.3 Requirements of Law. The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     8.4 Governing Law. The Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

     8.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

APPENDIX C

Quantum Corporation

Audit Committee Charter
January 16, 2001

     1. Organization

     This charter governs the operations of the audit committee of the Board of Directors. The committee shall review and reassess the charter at least annually and obtain the approval of the Boards of Directors. The committee shall be appointed by the Board of Directors and shall comprise at least three directors each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee) and at least one member shall have accounting or related financial management expertise.

     2. Statement of Policy

     The audit committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

     3. Responsibilities and Processes

     The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

•	The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the audit committee, as representatives of the Company’s shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the Board the selection of the Company’s independent auditors, subject to shareholders’ approval.

•	The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors as needed with and without management present, to discuss the results of their examinations.

C-1

•	The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

•	The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

C-2

QUANTUM ® QUANTUM CORPORATION C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Quantum Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	QNTM01	KEEP THIS PORTION FOR YOUR RECORDS

---------------------------------------------------------------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUANTUM CORPORATION THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2, 3 AND 4
Vote On Directors		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
1.	Proposal to elect 01) Stephen M. Berkley, 02) David A. Brown, 03) Michael A. Brown, 04) Edward M. Esber, Jr., 05) Kevin J. Kennedy and 06) Gregory W. Slayton to the Board of Directors.	O	O	O	————————————————

Vote On Proposals	For	Against	Abstain

2.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2002.	O	O	O

3.	Proposal to approve and ratify an amendment to the 1996 Board of Directors Stock Option Plan for the purpose of increasing the number of shares reserved for issuance thereunder by 600,000 shares.	O	O	O

4.	Proposal to approve and ratify the adoption of the Executive Officer Incentive Plan.	O	O	O

5.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

—————————————————— Signature [PLEASE SIGN WITHIN BOX]	————— Date	—————————————————— Signature (Joint Owners)	————— Date

QNTM02

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QUANTUM CORPORATION

Annual Meeting of Stockholders — September 13, 2001

The undersigned stockholder(s) of Quantum Corporation, a Delaware Corporation, hereby acknowledge(s) receipt of the Proxy Statement dated July 27, 2001, and hereby appoint(s) Michael A. Brown and Michael J. Lambert, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Quantum Corporation, to be held September 13, 2001 at 10:00 a.m., Pacific Daylight Time, at Quantum Corporation, 501 Sycamore Drive, Milpitas, California 95035, and at any adjournment or adjournments thereof, and to vote (including cumulatively, if required) all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side.

New York Life Trust Company

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)

QUANTUM ® QUANTUM CORPORATION C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Quantum Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	QNTM03	KEEP THIS PORTION FOR YOUR RECORDS

------------------------------------------------------------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUANTUM CORPORATION THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2, 3 AND 4
Vote On Directors		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
1.	Proposal to elect 01) Stephen M. Berkley, 02) David A. Brown, 03) Michael A. Brown, 04) Edward M. Esber, Jr., 05) Kevin J. Kennedy and 06) Gregory W. Slayton to the Board of Directors.	O	O	O	————————————————

Vote On Proposals	For	Against	Abstain

2.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2002.	O	O	O

3.	Proposal to approve and ratify an amendment to the 1996 Board of Directors Stock Option Plan for the purpose of increasing the number of shares reserved for issuance thereunder by 600,000 shares.	O	O	O

4.	Proposal to approve and ratify the adoption of the Executive Officer Incentive Plan.	O	O	O

5.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

—————————————————— Signature [PLEASE SIGN WITHIN BOX]	————— Date	—————————————————— Signature (Joint Owners)	————— Date

QNTM04

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QUANTUM CORPORATION

Annual Meeting of Stockholders — September 13, 2001

New York Life Trust Company, as Trustee of the ATL Products, Inc. 401(k) Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by us as holder of record. We shall be pleased to vote your securities in accordance with your wishes if you will execute this form and return it to us promptly in the enclosed business reply envelope. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

For this meeting, the extent of our authority to vote your securities in the absence of your instructions, as directed by the ATL Products, Inc. 401(k) Plan, is that securities, for which no voting instructions have been given, shall be voted in the same ratio as the ratio in which the total shares with respect to which timely directions were received, were voted in such matters. In order to ensure that your securities are voted as you wish, please return your proxy to us by September 6, 2001.

New York Life Trust Company

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)

QUANTUM ® QUANTUM CORPORATION C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Quantum Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	QNTM05	KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUANTUM CORPORATION THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2, 3 AND 4
Vote On Directors		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
1.	Proposal to elect 01) Stephen M. Berkley, 02) David A. Brown, 03) Michael A. Brown, 04) Edward M. Esber, Jr., 05) Kevin J. Kennedy and 06) Gregory W. Slayton to the Board of Directors.	O	O	O	————————————————

Vote On Proposals	For	Against	Abstain

2.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 2002.	O	O	O

3.	Proposal to approve and ratify an amendment to the 1996 Board of Directors Stock Option Plan for the purpose of increasing the number of shares reserved for issuance thereunder by 600,000 shares.	O	O	O

4.	Proposal to approve and ratify the adoption of the Executive Officer Incentive Plan.	O	O	O

5.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

—————————————————— Signature [PLEASE SIGN WITHIN BOX]	————— Date	—————————————————— Signature (Joint Owners)	————— Date

QNTM06

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QUANTUM CORPORATION

Annual Meeting of Stockholders — September 13, 2001

New York Life Trust Company, as Trustee of the Odetics, Inc. 401(k) and Stock Ownership Plan, has been requested to forward to you the enclosed proxy material relative to the securities held by us in your account but not registered in your name. Such securities can be voted only by us as holder of record. We shall be pleased to vote your securities in accordance with your wishes if you will execute this form and return it to us promptly in the enclosed business reply envelope. It is understood that, if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

For this meeting, the extent of our authority to vote your securities in the absence of your instructions, as directed by the Odetics, Inc. 401(k) and Stock Ownership Plan, is that securities, for which no voting instructions have been given, shall be voted in the same ratio as the ratio in which the total shares with respect to which timely directions were received, were voted in such matters. In order to ensure that your securities are voted as you wish, please return your proxy to us by September 6, 2001.

New York Life Trust Company

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)